SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2003

AMERICA WEST HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12649	86-0847214
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

111 West Rio Salado Parkway
Tempe, Arizona 85281
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (480) 693-0800

AMERICA WEST AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of jurisdiction)	1-10140 (Commission File No.)	86-0418245 (IRS Employer Identification No.)

4000 E. Sky Harbor Boulevard Phoenix, Arizona 85034-3899 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (480) 693-0800

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
SIGNATURE
EXHIBIT INDEX
EX-99.1

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On October 21, 2003, America West Holdings Corporation (the “Company”), parent company of America West Airlines, Inc., announced via press release the Company’s results for its third quarter ended September 30, 2003 and conducted a publicly-available conference call discussing those results. A copy of the Company’s press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

2.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA WEST HOLDINGS CORPORATION

Dated: October 21, 2003	By:	/s/ Derek J. Kerr

Derek J. Kerr Chief Financial Officer

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA WEST AIRLINES, INC.

Dated: October 21, 2003	By:	/s/ Derek J. Kerr

Derek J. Kerr Chief Financial Officer

3.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 21, 2003.

4.